Equity Investees (Schedule Of Balance Sheet Information For Equity Investees) (Details) - USD ($) $ in Thousands	Mar. 31, 2015	Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Current assets	$ 44,834	$ 42,135
Fixed assets, net	1,003,359	1,015,305
Other assets	3,181	4,369
Total assets	1,051,374	1,061,809
Current liabilities	29,232	25,369
Other liabilities	202,623	202,613
Equity	819,519	833,827
Total liabilities and equity	$ 1,051,374	$ 1,061,809